EXHIBIT 10.1

THE HEALING COMPANY Inc.

SEED PREFERRED STOCK SUBSCRIPTION AGREEMENT

This Seed Preferred Stock Subscription Agreement (the “Agreement”) is made as of ______________, 2022, by and among The Healing Company Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), and the person or entity named on the signature page hereto (the “Subscriber”).

Recitals

We are offering and selling to the Subscriber (the “Offering”) and the Subscriber is willing to purchase, in the aggregate, up to [*] shares (each a “Share” and, collectively, the “Shares”) of our seed preferred stock, $0.001 par value per share (“Seed Preferred Stock”), for an aggregate purchase price (the “Maximum Offering Amount”) of up to $[*], subject to the conditions specified herein. We are selling the Shares at a purchase price per of $2.00 Share (the “Per Share Price”).

We are selling the Shares in this Offering in connection with our planned acquisition of the assets of Your Super, Inc. and as a condition precedent to our receiving certain waivers under the Limited Waiver to Credit Agreement dated October [*], 2022 by and among us and the other parties thereto and to that certain Credit Agreement dated August 4, 2022.

The Shares being offered in the Offering are subject to substantial legal and contractual restrictions on transferability. The sale of the Shares to the Subscriber will be made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from securities registration afforded by Rule 506(c) of Regulation D (“Regulation D”) and Regulation S (“Regulation S”) each promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, only to a subscriber who is either (i) a resident of the United States and is an “accredited investor” as defined in Regulation D or (ii) a person who is not a resident of the United States and who is not a “U.S. Person” as defined in Regulation S. The Shares may not be offered or sold, or resold, in the United States absent registration or the availability of an exemption from the registration requirements under the Securities Act.

We have not engaged a placement agent for this Offering.

We may hold a number of closings with more than one subscriber (each, a “Closing”) on a rolling basis as funds and investment documents are received from subscriber and accepted by us. The Offering will terminate on the earlier of (i) the date at which the Maximum Offering Amount in this Offering has been sold, (2) [OFFERING TERMINATION DATE], or (3) the date at which the offering is earlier terminated by us in our sole discretion.

By signing the signature page hereto (the “Signature Page”), the Subscriber agrees to be bound by the terms of this Agreement. This Subscription Agreement shall become effective (the “Effective Date”) on the date on which the Company has accepted the Subscriber’s subscription hereunder by countersigning the Signature Page.

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Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Subscriber, intending to be legally bound, hereby agree as follows:

1. Subscription.

a. Subscription. The undersigned Subscriber hereby subscribes to purchase the number of Shares equal to the Investment Amount set forth on the signature page hereto divided by the Per Share Price, subject to the terms and conditions of this Agreement and based on the representations, warranties, covenants and agreements contained herein.

b. Share Designations. The Shares shall have such terms, rights, powers and preferences, and subject to the qualifications and limitations with respect thereto, as stated or expressed in the excerpts from the Amended and Restated Articles of Incorporation of the Company attached hereto as Annex A.

c. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that we shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by us only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at a Closing referred to below.

d. Closings. We may accept subscriptions and deposit funds in our corporate account in one or more closings (each a “Closing”) that will occur on or before [*], 2022, which date may be extended by us in our sole discretion. We do not need to raise a minimum amount must for us to have a Closing.

e. Payment for the Shares. Payment for the Shares shall made directly to our operating bank account from the Subscriber in immediately available funds or other means approved by us at least two days prior to a Closing, in the amount as set forth on the signature page hereto. The Subscriber shall receive notice and evidence of the entry of the number of the Shares owned by undersigned reflected on our books and records and on the books and records of our transfer agent, which shall bear a notation that the Shares were sold in reliance upon an exemption from registration under the Securities Act.

2. Representations and Warranties of the Company. We hereby represent and warrant to the Subscriber the following:

a. Organization, Good Standing and Qualification. We are a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. We have the requisite corporate power to own and operate our properties and assets and to carry on our business as now conducted and as proposed to be conducted. We are duly qualified and are authorized to do business and are in good standing as a foreign corporation in all jurisdictions in which the nature of our activities and of our properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on us or our business.

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b. Corporate Power. We have all requisite corporate power to execute and deliver this Agreement and all related agreements (the “Subscription Documents”) and to carry out and perform our obligations under the terms of the Subscription Documents.

c. Authorization. All corporate action on our part, the part of our directors and of our stockholders necessary for the authorization of the Subscription Documents and the execution, delivery and performance of all of our obligations under the Subscription Documents, including the issuance and delivery of the Shares being subscribed for under this Agreement have been taken or will be taken prior to the issuance of the Shares. The Subscription Documents, when executed and delivered by us, shall constitute valid and binding obligations of us enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Shares, when issued in compliance with the provisions of the Subscription Documents will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

d. Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on our part in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective when required by such governmental authority.

e. Compliance with Laws. To our knowledge, we are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of our business or the ownership of our properties, which violation would materially and adversely affect our business, assets, liabilities, financial condition or operations.

f. Compliance with Other Instruments. We are not in violation or default of any term of our certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which we are a party and by which we are bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on us. The execution, delivery and performance of the Subscription Documents, and the consummation of the transactions contemplated by the Subscription Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of of ours or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to us, our business or operations or any of our assets or properties. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

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g. Offering. Assuming the accuracy of the representations and warranties of the Subscribers contained in Section 3 hereof, the offer, issue, and sale of the Shares is exempt from the registration and prospectus delivery requirements of the Securities Act, and is exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

h. Use of Proceeds. We shall use the proceeds of sale and issuance of the Shares for the development and operation of our business and for general corporate and working capital purposes.

3. Representations and Warranties of the Subscribers. The Subscriber represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Information. Without lessening or obviating our representations and warranties set forth in Section 2, the Subscriber hereby: (i) acknowledges that it has received all the information it has requested from us and that it considers necessary or appropriate for deciding whether to acquire the Shares, including certain risk factors relating to the Company’s acquisition of the assets of Your Super, Inc. contained in Exhibit A hereto (the “Information”), (ii) represents that it has had an opportunity to ask questions and receive answers from us regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given to the Subscriber, (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment, and (iv) acknowledges that it has carefully reviewed the risk factors associated with an investment in the Company, which may be found in the section captioned “Risk Factors” of the Company’s current report on Form 8-K (the “Form 8-K Risk Factors”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2022 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001441082/000147793222001420/thcc_8k.htm or by searching under the Company’s name on www.sec.gov.

b. Investment Purpose. The Shares to be acquired by the Subscriber are being acquired or will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares in violation of the Securities Act. The Subscriber has not been formed for the specific purpose of acquiring the Shares.

c. Reliance on Exemptions. The Subscriber understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

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d. No Reliance. The Subscriber acknowledges that in making a decision to purchase the Shares, the Subscriber has relied solely upon this Subscription Agreement and the other Information and independent investigations made by the Subscriber. Other than the Information, the Subscriber is not relying and may not rely on any oral or written statements made by the Company or its representatives or any oral statements by or any written materials prepared by the Company or any of its representatives, for purposes of making a decision to purchase the Shares. The Subscriber acknowledges that the Information shall not be considered investment advice or a recommendation by the Company or any of its affiliates, and that neither the Company nor any of its affiliates is acting or has acted as an adviser to the Subscriber in deciding to purchase the Shares. The Subscriber is also not relying on the Company for advice with respect to the legal, tax and other factors involved in this purchase and understands that the Subscriber is solely responsible for reviewing the legal, tax and other considerations involved with purchasing the Shares with its own legal, tax and other advisers.

e. No Governmental Review. The Subscriber understands that no United States federal or state agency, or any other domestic or foreign government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

f. No Guarantees. Neither we nor any of our affiliates has made any guarantees (whether written or oral) to the Subscriber (i) regarding the current or future value of the Shares, or (ii) that our past business performance and experience of our management will in any way predict the current or future value of the Shares.

g. Subscriber Provided Information. Any information which the Subscriber has heretofore furnished or is furnishing herewith to us is true, complete, and accurate and may be relied upon by us, in particular, in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering. The Subscriber further represents and warrants that it will notify and supply corrective information to us immediately upon the occurrence of any change therein occurring prior to our issuance of the Shares.

h. Limited Public Market. The Subscriber understands that a limited public market now exists for our Seed Preferred Stock, and that we have made no assurances that a liquid public market will ever exist for the Shares. The Subscriber understands that we make no guarantees that the Subscriber will be able to resell any of the Shares, or as to its future value and that no market liquidity may be guaranteed and that the value of the Shares over time may experience extreme volatility or depreciate in full and we are not and shall not be responsible for or liable for the market value of the Shares, the transferability or liquidity of the Shares or the availability of any market for the Shares through third parties or otherwise.

i. Authorization; Enforcement. This Subscription Agreement: (i) has been duly and validly authorized by the Subscriber, (ii) has been duly executed and delivered by or on behalf of the Subscriber, and (iii) will constitute, upon execution and delivery by the Subscriber and us, the valid and binding agreement of the Subscriber enforceable in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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j. Residency. If the Subscriber is an individual, then the Subscriber resides in the state or province identified on the Signature Page as the address for the Subscriber. If the Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of the Subscriber identified on the Signature Page as the address of the Subscriber is the location of its principal place of business and such entity is duly organized in its state of formation.

k. Investment Experience. The Subscriber is aware of our business affairs and financial condition and has obtained sufficient information about us to reach an informed decision to purchase the Shares. The Subscriber is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by us to evaluate the merits and risks of and to make an informed investment decision with respect to, the proposed purchase of the Shares, which represents a speculative investment. The Subscriber is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

l. Risks of Investment. The Subscriber is solely responsible for reviewing, understanding, and considering (and has reviewed, considered, and understands) the risks relating to an investment in the Shares, including, without limitation, those described in the Form 8-K Risk Factors and in Exhibit A hereto. The Company’s operations, financial condition, and results of operations could be materially and adversely affected by any one or more of those risks, as could the underlying value of the Subscriber’s Shares, which may lead to the Shares losing all value. The Subscriber acknowledges and accepts that there are material risks associated with purchasing the Shares, holding the Shares, and using the Shares, as more fully disclosed and explained in Exhibit A.

m. Adequate Means. The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time.

n. Brokers and Finders. No person will have, as a result of the transactions contemplated by this Subscription Agreement, any valid right, interest or claim against or upon us or the Subscriber for any commission, fee, or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber.

o. Source of Funds. The Subscriber represents that, to the best of the Subscriber’s knowledge, based upon appropriate diligence and investigation, (i) the funds that are used to purchase the Shares, are not derived from or related to any activity that is deemed criminal under United States law or that contravenes any federal, state, foreign or international laws and regulations dealing with money laundering; and (ii) no contribution or payment to us by the Subscriber comes from a source which would cause us to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

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p. Anti-Money Laundering Obligations. To ensure compliance with applicable statutory requirements relating to anti-money laundering and anti-terrorism initiatives, we reserve the right to request such evidence as is necessary to verify the identity, address, and source of funds from all Subscribers of Shares. Depending on the circumstances of the Subscriber and our anti-money laundering policies and procedures or of any third-party administrator that may perform anti-money laundering (“AML”) and know-your-customer (“KYC”) compliance on behalf of us, if utilized by us, a more detailed verification might be required. Further, neither (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber (if the Subscriber is a privately-held entity), (iii) any person having a beneficial interest in the Subscriber, nor (iv) any person for whom the Subscriber is acting as agent or nominee in connection with the purchase of Shares, is:

(i) a citizen or resident of a geographic area in which the purchase of Shares is prohibited by applicable law, decree, regulation, treaty, or administrative act;

(ii) a citizen or resident of, or located in, a geographic area that is subject to U.S. or other sovereign country sanctions or embargoes;

(iii) an individual, or an individual employed by or associated with an entity, identified on the U.S. Department of Commerce’s Denied Persons or Entity List, the U.S. Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the U.S. Department of State’s Debarred Parties List, or an entity in which one or more Specially Designated Nationals own in the aggregate, directly or indirectly, a fifty percent (50%) or greater interest and you will not use the Shares to conduct or facilitate transactions with such persons described above;

(iv) purchasing Shares from countries or regions comprehensively sanctioned by the US Office of Foreign Assets Control (including countries and regions currently sanctioned such as the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria), or on behalf of governments of these countries or regions, nor will you use the Shares to conduct or facilitate any transactions with persons located in these countries or regions;

(v) from a country, territory, entity or individual named on an Office of Foreign Assets Control (“OFAC”) list, or a person prohibited under the programs administered by OFAC (“OFAC Programs”). Please be advised that we may not accept any payment amounts from a prospective Subscriber of Shares if such Subscriber cannot make the representation set forth in the preceding sentence. You agree to promptly notify us if you become aware of any change in the information set forth in any of these representations. You are advised that, by law, we may be obligated to “freeze the account” of any Subscriber, either by prohibiting additional purchases from it, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and that we may also be required to report such action and to disclose such Subscriber’s identity to OFAC;

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(vi) a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below: if you are affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if you receive deposits from, make payments on behalf of, or handle other financial transactions related to a Foreign Bank, you represent and warrant to the Company that: (i) the Foreign Bank has a fixed address, and not solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct its banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

q. Taxes. The Subscriber understands that it bears the sole responsibility to determine if transfer of any cryptocurrency to the Company, ownership of the Shares, the potential appreciation or depreciation in the value of the Shares over time, the purchase of the Shares and/or any other action or transaction related to the Company has any tax implications; by holding the Shares, and to the extent permitted by law, the Subscriber agrees not to hold the Company and/or any third party liable for any tax liability associated with or arising from the ownership of the Shares or any other action or transaction related to the Company or its affiliates. Further, the Subscriber agrees to comply with any applicable tax obligations in its jurisdiction arising from the purchase of Shares, if any.

4. Representations and Warranties by U.S. Persons. The Subscriber whose address, as set forth on the Signature Page to this Subscription Agreement, is located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Restricted Securities; Restrictions on Transfer.

(i) The Subscriber understands and acknowledges that the Shares have not been and may never be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any jurisdiction, that the offer and sale of Shares to it are being made in reliance upon a private placement exemption under the Securities Act.

(ii) The Subscriber acknowledges and is aware that there are substantial restrictions on the transferability of the Shares and there will be a limited public market for the Shares and that no liquid public market may ever develop. The Shares will not be registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and such other securities laws.

(iii) The Subscriber understands and acknowledges that the Shares are “restricted securities” within the meaning of Rule 144 under the Securities Act, and agrees, and each subsequent holder of Shares by its acceptance thereof will be deemed to agree, that he, she or it will not offer, sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares, except in accordance with contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, we may require, prior to any offer, sale or transfer pursuant to this clause (c), the delivery of an opinion of counsel, certification or other information satisfactory to us. The Subscriber acknowledges that we are not making any representations as to the availability of the exemptions set forth in the Securities Act, for resale of Shares.

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b. Accredited Investor Status. The Subscriber represents that the Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The Subscriber represents and warrants that the information set forth in the accredited investor certification attached hereto as Exhibit B and completed by the Subscriber is true and correct. The Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice. The Subscriber has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in us.

c. Legends. The Subscriber understands that the Shares may be notated with, or will be deemed to incorporate, the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

d. No “Disqualifying Events”. The Subscriber understands that a beneficial owner of 20% or more of any issuer’s outstanding voting equity securities (a “Covered Person”) becomes subject to certain “bad actor” disqualifying events described in Rule 506(d) (each a “Disqualifying Event”) of Regulation D. The Subscriber represents that, if the Subscriber is a Covered Person, to the best of Subscriber’s knowledge, Subscriber is not subject to a Disqualifying Event. If Subscriber is not familiar with the list of Disqualifying Events in Rule 506(d), Subscriber has requested and received a copy of Rule 506(d). The Subscriber will promptly notify us in writing should any Disqualifying Events become applicable to the Subscriber.

5. Representations and Warranties by Non-U.S. Persons. The Subscriber whose address, as set forth on the Signature Page to this Subscription Agreement, is not located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Restricted Securities; Restrictions on Transfer. The Subscriber acknowledges and agrees, and each subsequent holder of Shares by its acceptance thereof will be deemed to acknowledge that, until the expiration of the one year “distribution compliance period” under Regulation S, he, she or it will not make any offer or sale of Shares to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rules 902 and 903 of Regulation S under the Securities Act, except in compliance with applicable securities laws and in any event in accordance with any contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, such Subscriber further acknowledges that with respect to the Shares received pursuant to Regulation S, hedging transactions involving such Shares may not be conducted unless in compliance with the Securities Act.

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b. Legends. The Subscriber understands that the Shares, may be notated with, or will be deemed to incorporate, the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

c. Parameters of Regulation S.

(i) Non-U.S. Person Subscriber Status. The Subscriber is not a resident of the United States or otherwise a “U.S. Person,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act..

(ii) No Transfer of Shares to U.S. Person or Market. The Subscriber has not made any prearrangement to transfer any of the Shares to a U.S. Person or to return any of the Shares to the United States securities markets (which includes short sales in the United States within the applicable “distribution compliance period,” as defined in Regulation S (hereinafter referred to as the “restricted period”) to be covered by delivery of Shares) and is not purchasing Shares as part of any plan or scheme to evade the registration requirements of the Securities Act.

(iii) Compliance with Regulation S. All offers and sales of Shares by the Subscriber in the United States or to U.S. Persons or otherwise whether prior to the expiration or after the expiration of the applicable restricted period shall be made only pursuant to a registration of the Securities under the Securities Act or an exemption from registration, and in compliance with Regulation S.

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(iv) Not a Distributor. The Subscriber is not a “distributor,” as defined in Regulation S. However, if the Subscriber should be deemed to be a distributor prior to reselling Shares to a non-U.S. Person during the restricted period, the Subscriber will send a notice to each new subscriber of Shares that such new subscriber is subject to the restrictions of Regulation S during the restricted period.

(v) Not an Officer, Affiliate, Underwriter or Dealer. The Subscriber is not an officer, director, or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the Securities Act), and the purchase of Shares by the Subscriber is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(vi) Re-sales Only in Compliance with Regulation S. The Subscriber acknowledges that the Subscriber may only be able to resell the Shares pursuant to the provisions of Regulation S and otherwise pursuant to the Securities Act, and that it may not be possible for the Subscriber to liquidate its investment in the Shares. The Subscriber is prepared, therefore, to hold his or her Shares indefinitely.

(vii) Solicitation. The offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation.

d. Compliance with Foreign Laws. The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of the jurisdiction in which it resides in connection with its subscription for the Shares, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

6. Further Agreements

a. “Market Stand-Off” Agreement. The Subscriber agrees that such Subscriber shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of our Seed Preferred Stock (or other securities) held by such Subscriber during the 180-day period following the effective date of our first firm commitment underwritten public offering of our common stock registered under the Securities Act (or such longer period as we or the underwriters shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all of our officers and directors are bound by and have entered into similar agreements. The Subscriber agrees to execute and deliver such other agreements as may be reasonably requested by us or the underwriters that are consistent with the Subscriber’s obligations under this Section 6(a) or that are necessary to give further effect to this Section 6(a). In addition, if requested by us or the representative of the underwriters of our common stock (or other securities), the Subscriber shall provide, within 10 days of such request, such information as may be required by us or such representative in connection with the completion of any public offering of our securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 6(a) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

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b. Further Assurances. The Subscriber agrees and covenants that at any time and from time to time it will promptly execute and deliver to us such further instruments and documents and take such further action as we may reasonably require to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

7. Miscellaneous

a. Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or because of this Agreement, except as expressly provided in this Agreement.

b. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the city of New York for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

c. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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e. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to us at the address on the signature page below, and to Subscriber at the addresses set forth on the Schedule of Subscribers attached hereto or at such other addresses as the Company or Subscriber may designate by 10 days advance written notice to the other parties hereto.

f. Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon our written consent and the holders of a majority of the Shares being sold under this Agreement.

g. Expenses. The Company and the Subscriber shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

h. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Subscriber, upon any breach or default of the Company under the Subscription Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Subscriber of any breach or default under this Agreement, or any waiver by any Subscriber of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Subscriber, shall be cumulative and not alternative.

i. Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

COMPANY:

THE HEALING COMPANY INC.

By:
Name:	Simon Belsham
Title:	Chief Executive Officer

Ten Grand Street, 11th Floor
Brooklyn, NY 11249

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IN WITNESS WHEREOF, the parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

SUBSCRIBER:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:
Printed Name of Entity

By:

Name:

Title:

Investment Amount: $_______________

Address:

Phone Number:

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Annex A

Terms of the Shares

PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein. The first series of Preferred Stock shall be designated “Seed Preferred Shares” and shall consist of 7,800,000 shares, which Preferred Stock shall be entitled and subject to the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “sections” or “subsections” in this Annex refer to sections and subsections of this Annex.

1. Dividends. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Preferred Stock in an amount equal to the dividend payable on each outstanding share of Common Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Preferential Payments to Holders of Seed Preferred Shares. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Seed Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to 1.5 times the Seed Original Issue Price, plus any dividends declared but unpaid thereon (collectively, the “Seed Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Seed Preferred Shares the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Seed Preferred Shares shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Distribution of Remaining Assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of all Seed Liquidation Amount required to be paid to the holders of Seed Preferred Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Seed Preferred Shares and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of the Amended and Restated Articles of Incorporation immediately prior to such liquidation, dissolution or winding up of the Corporation.

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3. Voting. To the fullest extent permitted under the NRS and other applicable law, the holders of Seed Preferred Shares shall not be entitled to vote on any matter submitted to the stockholders of the Corporation for a vote, including, without limitation, any voting right otherwise afforded to the holders of Seed Preferred Shares under NRS 78.2055, NRS 78.207 or NRS 78.390, which are hereby expressly denied.

4. Mandatory Conversion.

4.1 Trigger Events. At such date and time as is specified by the Board in connection with, but prior to, the closing of the sale of shares of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in connection with such offering the Common Stock is listed for trading on the Nasdaq Stock Market’s National Market, (i) all outstanding Seed Preferred Shares shall automatically be converted into shares of Common Stock on a 1:1 (i.e., 1 share of Seed Preferred Shares for 1 share of Common Stock) basis, and (ii) such shares may not be reissued by the Corporation.

4.2 Procedural Requirements. All holders of record of shares of Seed Preferred Shares shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Seed Preferred Shares pursuant to this Section 4. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Seed Preferred Shares in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Seed Preferred Shares converted pursuant to Subsection 4.1, including the rights, if any, to receive notices (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection 4.2. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Seed Preferred Shares, the Corporation shall (a) issue and deliver to such holder, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, and (b) pay any declared but unpaid dividends on the Seed Preferred Shares converted.

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4.3 Effect of Mandatory Conversion. All Seed Preferred Shares shall, from and after the Mandatory Conversion Time, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate at the Mandatory Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared but unpaid dividends. Such converted Seed Preferred Shares shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

5. Redeemed or Otherwise Acquired Shares. Any Seed Preferred Shares that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any rights granted to the holders of Seed Preferred Shares following redemption.

6. Waiver. Any of the rights, powers, preferences and other terms of the Seed Preferred Shares set forth herein may be waived on behalf of all holders of Seed Preferred Shares by the affirmative written consent or vote of the holders of at least fifty-one percent (51%) of the Seed Preferred Shares then outstanding.

7. Notices. Any notice required or permitted by the provisions of this Annex to be given to a holder of Seed Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the NRS, and shall be deemed sent upon such mailing or electronic transmission.

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EXHIBIT A

Risk Factors

•	Your Super (“YS”) has accumulated significant losses in 2020, 2021, and 2022 YTD, mainly due to inefficient marketing spend.

•	Key personnel have exited the business over the last 18 months.

•	The Healing Company will assume significant liabilities related to creditors and tax payables.

•	YS has exposure to overseas operations, mainly in Germany, that have exposure to multiple tax jurisdictions and multiple currency risks.

•	The market for super foods is highly competitive in the United States and Europe.

•	YS has lost significant subscribers over the past two years.

•	YS sales reliant on a small number of retailers without long term commitments.

•	YS marketing costs historically concentrated in small number of platforms and subject to changes in costs and / or algorithms or policies.

•	YS profitability is subject to supply cost and inflation risk.

•	There are reputational risks associated with distressed nature of the YS business.

•	There is ongoing and unresolved litigation and tax negotiations.

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Exhibit B

Accredited Investor Questionnaire

The purpose of this Questionnaire is to determine whether you are an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), in connection with your purchase of securities (“Investment”) from The Healing Company Inc. (the “Issuer”).

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law. All information supplied will be treated in strict confidence. This Questionnaire may be provided to such parties as deemed appropriate by the Issuer to establish the availability of an exemption from registration under the Act and under state securities laws.

A. GENERAL INFORMATION

PLEASE ANSWER EACH QUESTION. (Please print or type.) If the answer to any question is “None” or “Not Applicable,” please so state.

1.	Name:

2.	Address:
Number and street (no p.o. boxes)

City, state and zip code

3.	Telephone:	Home		Work

4.	Fax (if any):	Home		Work

5.	Email address:

6.	Send mail to: (check one):	Home		Office

Other: (address)

7.	Social Security Number (or, if entity, EIN):

8.	Date of Birth:

9.	Account Registration Type (check one):

	☐ Individual Account		If entity, ensure full name of entity is
	☐ Joint Account		properly given above in item 1
☐ Individual Retirement Account
☐ Corporation/Partnership/Other
☐ Trust

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B. ACCREDITED INVESTOR QUALIFICATION

The undersigned understands that the representations contained below are made for the purpose of qualifying him or her as an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations promulgated under the Act and for the purpose of inducing a sale of the securities to him or her. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

1. QUESTIONNAIRE FOR INDIVIDUALS

☐	The undersigned certifies that he or she is an “accredited investor” by virtue of being at least one of the following (CHECK ALL THAT ARE APPLICABLE):

____(1)	I had individual income in excess of $200,000 in each of the two most recent years or joint income with my or spousal equivalent in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

____(2)	My individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating net worth under this paragraph my primary residence is not included as an asset; indebtedness that is secured by my primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of securities, is not included as a liability (except that if the amount of such indebtedness outstanding at the time of purchase of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess is included as a liability); and indebtedness that is secured by my primary residence in excess of the estimated fair market value of the primary residence at the time of the purchase of securities is included as a liability.

____(3)	I am a director or executive officer of the Issuer.

____(4)	I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

☐	The undersigned is not an “accredited investor”.

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2. QUESTIONNAIRE FOR CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

☐	The undersigned certifies that it is an “accredited investor” by virtue of being at least one of the following (CHECK ALL THAT ARE APPLICABLE):

_____(1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items 1 or 2 above.

_____(2)	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following (check one or more, as appropriate):

____(a)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

____(b)	corporation;

____(c)	a Massachusetts or similar business trust;

____(d)	partnership; or

____(e)	limited liability company.

_____(3)	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

_____(4)	The undersigned is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

_____(5)	The undersigned is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

_____(6)	The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

_____(7)	The undersigned is an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940.

_____(8)	The undersigned is an insurance company as defined in section 2(a)(13) of the Act.

_____(9)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_____(10)	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

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_____(11)	The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

_____(12)	The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

_____(13)	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (check one or more, as applicable):

____(a)	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser;

____(b)	the employee benefit plan has total assets in excess of $5,000,000; or

____(c)	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

_____(14)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(15)	The undersigned is an entity, of a type not listed in paragraphs (1) to (14), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

_____(16)	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

_____(17)	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (16) above and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (16)(iii) above.

☐	The entity is not an “accredited investor.”

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C. REPRESENTATIONS AND SIGNATURE

The undersigned hereby represents that all the information supplied herein is true, correct and complete as of the date hereof. The undersigned understands that the answers to the questions submitted will be relied on by the Issuer in connection with the Investment. The undersigned agrees to notify the Issuer immediately of any change in the foregoing answers.

Print Name

By:
Signature of Authorized Signatory

Name of Authorized Signatory (if an entity)

Title of Authorized Signatory (if an entity)

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